UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

September 19, 2016

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona (Address of principal executive offices)	85008 (Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed, on November 18, 2015, ON Semiconductor Corporation (the “Company”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Falcon Operations Sub, Inc. (“Purchaser”) and Fairchild Semiconductor International, Inc. (“Fairchild”), pursuant to which Purchaser commenced a cash tender offer (the “Offer”) to acquire all of the outstanding shares of Fairchild’s common stock, par value $0.01 per share (the “Shares”), for $20.00 per share in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 4, 2015 and the related Letter of Transmittal.

As previously reported under Item 2.01 of the Current Report on Form 8-K filed by the Company on September 19, 2016, pursuant to the terms and conditions of the Merger Agreement, on September 19, 2016, Purchaser merged with and into Fairchild, with Fairchild surviving as a wholly owned subsidiary of the Company (the “Merger”). At the effective time of the Merger, each Share outstanding was converted into the right to receive $20.00 in cash, without interest and less any required withholding taxes (other than Shares held by Fairchild as treasury stock, or the Company, Fairchild or their respective wholly owned subsidiaries (including Purchaser), which Shares were cancelled and ceased to exist).

The results of Fairchild have been included in the Company’s consolidated financial statements since the date of acquisition.

This Current Report on Form 8-K/A amends the Form 8-K filed on September 19, 2016 to provide the historical financial statements of Fairchild required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of Fairchild as of December 27, 2015 and December 28, 2014, and for the three years ended December 27, 2015 are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited financial statements of Fairchild as of and for the three and six month periods ended June 26, 2016 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The consent of Fairchild’s independent auditors is attached hereto as Exhibit 23.1.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of the Company and Fairchild with respect to the year ended December 31, 2015 and the six months ended July 1, 2016 are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1

Audited financial statements of Fairchild Semiconductor International, Inc. as of December 27, 2015 and December 28, 2014 and for the three years ended December 27, 2015, incorporated by reference from Fairchild Semiconductor International, Inc.’s Annual Report on Form 10-K/A, Amendment No. 3, filed August 17, 2016 (File No. 001-15181).

99.2

Unaudited financial statements of Fairchild Semiconductor International, Inc. as of and for the three and six month periods ended June 26, 2016, incorporated by reference from Fairchild Semiconductor International, Inc.’s Quarterly Report on Form 10-Q, filed August 10, 2016 (File No. 001-15181).

99.3

Unaudited pro forma condensed combined statements of operations of ON Semiconductor Corporation and Fairchild Semiconductor International, Inc. with respect to the year ended December 31, 2015 and the six months ended July 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: November 18, 2016	By:	/s/ Bernard Gutmann
Bernard Gutmann
Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1

Audited financial statements of Fairchild Semiconductor International, Inc. as of December 27, 2015 and December 28, 2014 and for the three years ended December 27, 2015, incorporated by reference from Fairchild Semiconductor International, Inc.’s Annual Report on Form 10-K/A, Amendment No. 3, filed August 17, 2016 (File No. 001-15181).

99.2

Unaudited financial statements of Fairchild Semiconductor International, Inc. as of and for the three and six month periods ended June 26, 2016, incorporated by reference from Fairchild Semiconductor International, Inc.’s Quarterly Report on Form 10-Q, filed August 10, 2016 (File No. 001-15181).

99.3

Unaudited pro forma condensed combined statements of operations of ON Semiconductor Corporation and Fairchild Semiconductor International, Inc. with respect to the year ended December 31, 2015 and the six months ended July 1, 2016.